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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 4, 1996



                          CONNECTIVE THERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)




                                    Delaware
                 (State or other jurisdiction of incorporation)




        0-27406                                         94-3173928
(Commission File Number)                  (IRS Employer Identification No.)




3400 West Bayshore Road, Palo Alto, CA                      94303
(Address of principal executive offices)                 (Zip Code)




Registrant's telephone number, including area code:    (415) 843-2800

                                       N/A
          (Former name or former address, if changed since last report)
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ITEM 5.     OTHER EVENTS

      On December 4, 1996, the Company sold 972,224 shares of Common Stock (the "Shares"), at a price of $6.1714 per share for an aggregate purchase price of approximately $6,000,000. The Shares were sold under an exemption from registration pursuant to Regulation D of the Securities Act of 1933 to certain institutional investors named in the Common Stock Purchase Agreement attached as
Exhibit 10.1. In connection with the transaction, the Company agreed to file on or about February 15, 1997 a registration statement on Form S-3 covering resale of the Shares and to maintain such registration statement in effect for up to three years.


ITEM 7.     FINANCIAL STATEMENT AND EXHIBITS.

      (c)   Exhibits

      Exhibit 3.1 Certificate of Designation of 7% Convertible Preferred Stock, Series A of the Registrant, as filed with the Delaware Secretary of State on December 4, 1996

      Exhibit 10.1 Common Stock Purchase Agreement, dated December 4, 1996, among the Registrant and certain investors.

      Exhibit 10.2 Registration Rights Agreement, dated December 4, 1996, among the Registrant and certain investors.

      Exhibit 10.3 Securities Purchase Agreement, dated December 4, 1996, between the Registrant and a purchaser.

      Exhibit 10.4 Warrant, dated December 4, 1996, between the Company and a purchaser.



ITEM 9.     SALE OF EQUITY SECURITIES PURSUANT TO REGULATION S.

      On December 4, 1996, Connective Therapeutics, Inc., a Delaware corporation (the "Company") issued 200 shares of 7% Convertible Preferred Stock, Series A (the "Convertible Preferred Stock"), at a price of $10,000 per share, for an aggregate purchase price of $2,000,000. The shares were sold to an offshore investor pursuant to the exemption from registration under Regulation S promulgated under the Securities Act of 1933. The Convertible Preferred Stock is convertible into Common Stock of the Company at a conversion price equal to 85% of the average closing bid price of the Company's Common Stock for the ten trading days immediately preceding the conversion date, subject to certain adjustments as set forth in the Certificate of Designation attached as Exhibit
3.1. The Convertible


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Preferred Stock will accrue dividends at the rate of 7% annually until converted, and is redeemable by the Company if not converted within three years. The Company also issued a warrant to the investor to purchase 20,000 shares of Common Stock at an exercise price equal to 110% of the closing price of the Company's Common Stock on December 4, 1996.


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 CONNECTIVE THERAPEUTICS, INC.
                                 (Registrant)



Dated: December 19, 1996         By:  /s/ Cynthia M. Butitta
                                      ------------------------------------------
                                      Cynthia M. Butitta
                                      Vice President, Finance and Administration
                                      and Chief Financial Officer


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                                INDEX TO EXHIBITS




    Exhibits.
    ---------

      3.1 Certificate of Designation of 7% Convertible Preferr Stock, Series A of the Registrant, as filed with the Delaware Secretary of State on December 4, 1996

     10.1 Common Stock Purchase Agreement, dated December 4, 1996, among the Registrant and certain investors

     10.2 Registration Rights Agreement, dated December 4, 1996, among the Registrant and certain investors

     10.3 Securities Purchase Agreement, dated December 4, 1996, between the Registrant and a purchaser

     10.4 Warrant, dated December 4, 1996, between the Registrant and a purchaser





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